Exhibit 99.1

FOR IMMEDIATE RELEASE

Norwood Financial Corp announces Third Quarter and Year-to-Date 2025 Results

Quarterly and Year-to-Date Highlights:

•	Fully diluted EPS of $0.89, an 85% increase over the same period in 2024

•	Return on assets rose 72 basis points to 1.40% from 3Q 2024.

•	Net interest margin increased 20 basis points vs. the prior quarter and 64 basis points over the prior year.

•	Loans grew at a 5.4% and 7.3% annualized rate during the third quarter and year-to-date, respectively.

•	Deposits grew year-to-date at an annualized rate of 15% while deposit costs fell 19 basis points since the 4th quarter of 2024.

•	Capital continues to improve on increased earnings and lower accumulated other comprehensive income (AOCI) adjustment.

Honesdale, Pennsylvania – October 22, 2025 - Norwood Financial Corp (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced results for the three months and nine months ended September 30, 2025.

Jim Donnelly, President and Chief Executive Officer, stated, “Our quarterly results continue to demonstrate the strength of our community banking franchise. We have been able to maintain solid growth, while improving profitability and efficiency.”

Mr. Donnelly continued, “Our disciplined approach to growth, improving margins, and credit quality have allowed us to deliver strong quarterly results for our shareholders. I am proud of the performance of the entire Norwood team as they remain focused on delivering the products and services that help our customers achieve their goals. We have improved our credit quality from already sound levels. This is a result of our well-managed and consistent approach to credit. We have also improved our fee income lines of business.”

“During the second quarter we launched our ‘Every Day Better’ brand to high acclaim from customers, employees, and community members. This full rebrand enabled us to articulate our values and mission, stand out from competitors, and unite and energize our company culture. Building on this great combination of a high-performing team and strong brand, I believe that we are on our way to creating a bright future for us, our customers, and our shareholders.”

Selected Financial Highlights (unaudited)

(dollars in thousands, except per share data)	Year-Over Year			Linked Quarter		Year-to-Date
	3 Months Ended			3 Months Ended		9 Months Ended
	Sep-25	Sep-24	Change	Jun-25	Change	Sep-25	Sep-24	Change
Net interest income	$20,458	$15,931	$4,527	$19,065	$1,393	$57,380	$45,566	$11,814
Net interest spread (fte) [1]	2.94%	2.23%	71 bps	2.75%	19 bps	2.77%	2.12%	65 bps
Net interest margin (fte) [1]	3.63%	2.99%	64 bps	3.43%	20 bps	3.46%	2.87%	59 bps
Pre Provision Net Revenue (PPNR) [1]	$10,029	$6,195	$3,834	$8,782	$1,247	$26,956	$16,868	$10,088
Net income	$8,334	$3,844	$4,490	$6,205	$2,129	$20,313	$12,491	$7,822
Diluted earnings per share	$0.89	$0.48	$0.41	$0.67	$0.22	$2.22	$1.55	$0.67
Return on average assets	1.40%	0.68%	72 bps	1.06%	34 bps	1.16%	0.75%	41 bps
Return on average tangible equity	16.76%	9.58%	718bps	12.83%	393bps	14.04%	10.82%	322 bps

1	- Non GAAP ratio. See Non-GAAP Reconciliation

Excluding merger charges (see Non-GAAP reconciliations)

(dollars in thousands, except per share data)	Year-Over Year			Linked Quarter		Year-to-Date
	3 Months Ended			3 Months Ended		9 Months Ended
	Sep-25	Sep-24	Change	Jun-25	Change	Sep-25	Sep-24	Change
Pre Provision Net Revenue (PPNR)	$10,597	$6,195	$4,402	$8,932	$1,665	$27,674	$16,868	$10,806
Net income	$8,783	$3,844	$4,939	$6,324	$2,460	$20,880	$12,491	$8,389
Diluted earnings per share	$0.94	$0.48	$0.46	$0.69	$0.25	$2.28	$1.55	$0.73
Return on average assets	1.47%	0.68%	79 bps	1.08%	39 bps	1.19%	0.75%	44 bps
Return on average tangible equity	17.66%	9.58%	808bps	13.08%	458bps	14.43%	10.82%	361 bps

Discussion of financial results for the three months ended September 30, 2025:

•	The Company had net income of $8.3 million for the three months ended September 30, 2025, an increase of $4.5 million over the same period last year.

•	Net interest income increased during the third quarter of 2025 compared to the third quarter of 2024 due to increases in asset yields while interest costs of liabilities decreased.

•	Correspondingly, the net interest margin in the third quarter of 2025 was 3.63% compared to 2.99% in the third quarter of 2024.

•	Non-interest income in the first 9 months of 2025 increased $597 thousand or 9.2% over the same period in 2024.

•	The efficiency ratio for the third quarter of 2025 was 56.3% compared to 66.0% in the third quarter of 2024.

•	As of September 30, 2025, total assets were $2.412 billion, compared to $2.280 billion at September 30, 2024, an increase of 5.80%.

•	Loans receivable were $1.815 billion at September 30, 2025, compared to $1.675 billion at September 30, 2024, an increase of 8.3%.

•	Total deposits were $2.074 billion at September 30, 2025, compared to $1.855 billion at September 30, 2024, an increase of 11.8%.

•	Tangible Common Equity was 8.63% as of September 30, 2025, versus 7.57% at September 30, 2024.

•	Tangible Book Value per share increased $2.34 from $19.85 at December 31, 2024, to $22.19 at September 30, 2025.

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fifteen offices throughout Northeastern Pennsylvania and fourteen offices in Delaware, Sullivan, Ontario, Otsego and Yates Counties, New York. The Company’s stock trades on the Nasdaq Global Market under the symbol “NWFL”.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, “bode”, “future performance”, “solid footing,” “good momentum,” “bright future”, “robust growth” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected. Those risks and uncertainties include, among other things, changes in federal and state laws, changes in interest rates, our ability to maintain strong credit quality metrics, our ability to have future performance, our ability to control core operating expenses and costs, demand for real estate, government fiscal and trade policies, cybersecurity and general economic conditions. The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact: John M. McCaffery

Executive Vice President &

Chief Financial Officer

NORWOOD FINANCIAL CORP

272-304-3003

www.waynebank.com

NORWOOD FINANCIAL CORP

Consolidated Balance Sheets

(dollars in thousands, except share and per share data)

(unaudited)

	September 30
	2025	2024
ASSETS
Cash and due from banks	$50,348	$47,072
Interest-bearing deposits with banks	24,382	35,808

Cash and cash equivalents	74,730	82,880
Securities available for sale	403,989	396,891
Loans receivable	1,814,682	1,675,139
Less: Allowance for credit losses	19,911	18,699

Net loans receivable	1,794,771	1,656,440
Regulatory stock, at cost	6,163	6,329
Bank premises and equipment, net	22,292	18,503
Bank owned life insurance	45,821	46,382
Foreclosed real estate owned	—	—
Accrued interest receivable	8,686	8,062
Deferred tax assets, net	16,528	18,818
Goodwill	29,266	29,266
Other intangible assets	109	167
Other assets	9,596	16,013

TOTAL ASSETS	$2,411,951	$2,279,751

LIABILITIES
Deposits:
Non-interest bearing demand	$424,027	$420,967
Interest-bearing	1,649,941	1,434,284

Total deposits	2,073,968	1,855,251
Short-term borrowings	—	52,453
Other borrowings	72,071	144,959
Accrued interest payable	9,823	12,688
Other liabilities	21,184	18,746

TOTAL LIABILITIES	2,177,046	2,084,097
STOCKHOLDERS’ EQUITY
Preferred Stock, no par value per share, authorized 5,000,000 shares	—	—
Common Stock, $.10 par value per share, authorized: 20,000,000 shares, issued: 2025: 9,491,558 shares, 2024: 8,311,851 shares	949	831
Surplus	127,190	98,330
Retained earnings	136,662	140,489
Treasury stock, at cost: 2025: 229,233 shares, 2024: 221,140 shares	(6,188)	(5,969)
Accumulated other comprehensive loss	(23,708)	(38,027)

TOTAL STOCKHOLDERS’ EQUITY	234,905	195,654

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,411,951	$2,279,751

NORWOOD FINANCIAL CORP

Consolidated Statements of Income

(dollars in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
INTEREST INCOME
Loans receivable, including fees	$28,141	$25,464	$81,244	$73,266
Securities	3,907	2,526	11,648	7,635
Other	144	497	590	2,194

Total Interest income	32,192	28,487	93,482	83,095
INTEREST EXPENSE
Deposits	10,730	10,553	32,347	31,349
Short-term borrowings	105	323	774	1,015
Other borrowings	899	1,680	2,981	5,165

Total Interest expense	11,734	12,556	36,102	37,529

NET INTEREST INCOME	20,458	15,931	57,380	45,566
(RELEASE OF) PROVISION FOR CREDIT LOSSES	(502)	1,345	1,305	1,069

NET INTEREST INCOME AFTER (RELEASE OF) PROVISION FOR CREDIT LOSSES	20,960	14,586	56,075	44,497
OTHER INCOME
Service charges and fees	1,660	1,517	4,687	4,364
Income from fiduciary activities	254	256	805	719
Gains on sales of loans, net	130	103	242	145
Gains on sales of foreclosed real estate owned	—	—	—	32
Earnings and proceeds on life insurance policies	268	261	820	781
Other	193	158	551	467

Total other income	2,505	2,295	7,105	6,508
OTHER EXPENSES
Salaries and employee benefits	6,696	6,239	19,773	18,328
Occupancy, furniture and equipment	1,361	1,269	4,088	3,758
Data processing and related operations	1,087	1,162	3,361	3,208
Taxes, other than income	192	179	577	452
Professional fees	968	576	2,250	1,669
FDIC Insurance assessment	368	339	1,129	1,009
Foreclosed real estate	1	9	143	45
Amortization of intangibles	12	16	42	54
Other	2,249	2,242	6,166	6,683

Total other expenses	12,934	12,031	37,529	35,206
INCOME BEFORE TAX EXPENSE	10,531	4,850	25,651	15,799
INCOME TAX EXPENSE	2,197	1,006	5,338	3,308

NET INCOME	$8,334	$3,844	$20,313	$12,491

Basic earnings per share	$0.89	$0.48	$2.22	$1.55

Diluted earnings per share	$0.89	$0.48	$2.22	$1.55

NORWOOD FINANCIAL CORP

NET INTEREST MARGIN ANALYSIS

(dollars in thousands)

	For the Quarter Ended
	September 30, 2025			June 30, 2025			September 30, 2024
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
	(2)	(1)	(3)	(2)	(1)	(3)	(2)	(1)	(3)
Assets
Interest-earning assets:
Interest-bearing deposits with banks	$12,485	$144	4.58%	$19,085	$220	4.62%	$36,221	$497	5.46%
Securities available for sale:
Taxable	399,090	3,661	3.64	404,428	3,624	3.59	392,168	2,161	2.19
Tax-exempt (1)	44,074	312	2.81	44,158	312	2.83	67,563	461	2.71

Total securities available for sale (1)	443,164	3,973	3.56	448,586	3,936	3.52	459,731	2,622	2.27
Loans receivable (1) (4) (5)	1,802,046	28,267	6.22	1,783,626	27,249	6.13	1,651,921	25,575	6.16

Total interest-earning assets	2,257,695	32,384	5.69	2,251,297	31,405	5.60	2,147,873	28,694	5.31
Non-interest earning assets:
Cash and due from banks	31,050			30,323			28,193
Allowance for credit losses	(21,128)			(20,733)			(17,944)
Other assets	96,142			94,922			78,344

Total non-interest earning assets	106,064			104,512			88,593

Total Assets	$2,363,759			$2,355,809			$2,236,466

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Interest-bearing demand and money market	$579,145	$2,900	1.99	$573,904	$2,887	2.02	$461,897	$2,782	2.40
Savings	200,559	113	0.22	204,318	119	0.23	221,366	13	0.02
Time	822,491	7,717	3.72	821,725	7,863	3.84	734,235	7,758	4.20

Total interest-bearing deposits	1,602,195	10,730	2.66	1,599,947	10,869	2.72	1,417,498	10,553	2.96
Short-term borrowings	8,740	105	4.77	17,757	211	4.77	53,622	323	2.40
Other borrowings	81,125	899	4.40	95,792	1,061	4.44	146,357	1,680	4.57

Total interest-bearing liabilities	1,692,060	11,734	2.75	1,713,496	12,141	2.84	1,617,477	12,556	3.09
Non-interest bearing liabilities:
Demand deposits	416,150			389,323			400,314
Other liabilities	28,816			29,639			29,540

Total non-interest bearing liabilities	444,966			418,962			429,854
Stockholders’ equity	226,733			223,351			189,135

Total Liabilities and Stockholders’ Equity	$2,363,759			$2,355,809			$2,236,466

Net interest income/spread (tax equivalent basis)		20,650	2.94%		19,264	2.75%		16,138	2.23%

Tax-equivalent basis adjustment		(192)			(199)			(207)

Net interest income		$20,458			$19,065			$15,931

Net interest margin (tax equivalent basis)			3.63%			3.43%			2.99%

(1)	Interest and yields are presented on a tax-equivalent basis using a marginal tax rate of 21%.
(2)	Average balances have been calculated based on daily balances.
(3)	Annualized
(4)	Loan balances include non-accrual loans and are net of unearned income.
(5)	Loan yields include the effect of amortization of deferred fees, net of costs.

NORWOOD FINANCIAL CORP

NET INTEREST MARGIN ANALYSIS

(dollars in thousands)

	Year to Date
	September 30, 2025			June 30, 2025			September 30, 2024
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
	(2)	(1)	(3)	(2)	(1)	(3)	(2)	(1)	(3)
Assets
Interest-earning assets:
Interest-bearing deposits with banks	$17,427	$590	4.53%	$19,939	$446	4.51%	$53,046	$2,194	5.52%
Securities available for sale:
Taxable	403,947	10,907	3.61	406,416	7,247	3.60	398,462	6,514	2.18
Tax-exempt (1)	44,157	938	2.84	44,199	626	2.86	68,852	1,419	2.75

Total securities available for sale (1)	448,104	11,845	3.53	450,615	7,873	3.52	467,314	7,933	2.27
Loans receivable (1) (4) (5)	1,776,629	81,636	6.14	1,763,710	53,369	6.10	1,631,179	73,569	6.02

Total interest-earning assets	2,242,160	94,071	5.61	2,234,264	61,688	5.57	2,151,539	83,696	5.20
Non-interest earning assets:
Cash and due from banks	30,035			29,519			26,409
Allowance for credit losses	(20,675)			(20,445)			(18,353)
Other assets	94,389			94,031			73,935

Total non-interest earning assets	103,749			103,105			81,991

Total Assets	$2,345,909			$2,337,369			$2,233,530

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Interest-bearing demand and money market	$566,762	$8,588	2.03	$560,469	$5,688	2.05	$460,579	$7,489	2.17
Savings	205,552	374	0.24	208,090	261	0.25	223,825	549	0.33
Time	812,778	23,385	3.85	807,841	15,668	3.91	738,205	23,311	4.22

Total interest-bearing deposits	1,585,092	32,347	2.73	1,576,400	21,617	2.77	1,422,609	31,349	2.94
Short-term borrowings	23,468	774	4.41	30,954	669	4.36	57,754	1,015	2.35
Other borrowings	90,110	2,981	4.42	94,676	2,082	4.43	150,418	5,165	4.59

Total interest-bearing liabilities	1,698,670	36,102	2.84	1,702,030	24,368	2.89	1,630,781	37,529	3.07
Non-interest bearing liabilities:
Demand deposits	395,470			384,958			391,479
Other liabilities	28,978			29,594			27,677

Total non-interest bearing liabilities	424,448			414,552			419,156
Stockholders’ equity	222,791			220,787			183,593

Total Liabilities and Stockholders’ Equity	$2,345,909			$2,337,369			$2,233,530

Net interest income/spread (tax equivalent basis)		57,969	2.77%		37,320	2.68%		46,167	2.12%

Tax-equivalent basis adjustment		(589)			(397)			(601)

Net interest income		$57,380			$36,923			$45,566

Net interest margin (tax equivalent basis)			3.46%			3.37%			2.87%

(1) Interest and yields are presented on a tax-equivalent basis using a marginal tax rate of 21%.

(2) Average balances have been calculated based on daily balances.

(3) Annualized

(4) Loan balances include non-accrual loans and are net of unearned income.

(5) Loan yields include the effect of amortization of deferred fees, net of costs.

NORWOOD FINANCIAL CORP

Financial Highlights (Unaudited)

(dollars in thousands, except per share data)

For the Three Months Ended September 30	2025	2024
Net interest income	$20,458	$15,931
Net income	8,334	3,844

Net interest spread (fully taxable equivalent)	2.94%	2.23%
Net interest margin (fully taxable equivalent)	3.63%	2.99%
Return on average assets	1.40%	0.68%
Return on average equity	14.58%	8.09%
Return on average tangible equity	16.76%	9.58%
Basic earnings per share	$0.89	$0.48
Diluted earnings per share	$0.89	$0.48

For the Nine Months Ended September 30	2025	2024
Net interest income	57,380	45,566
Net income	20,313	12,491

Net interest spread (fully taxable equivalent)	2.77%	2.12%
Net interest margin (fully taxable equivalent)	3.46%	2.87%
Return on average assets	1.16%	0.75%
Return on average equity	12.19%	9.09%
Return on average tangible equity	14.04%	10.82%
Basic earnings per share	2.22	1.55
Diluted earnings per share	2.22	1.55

As of September 30	2025	2024
Total assets	$2,411,951	$2,279,751
Total loans receivable	1,814,682	1,675,139
Allowance for credit losses	19,911	18,699
Total deposits	2,073,968	1,855,251
Stockholders’ equity	234,905	195,654
Trust assets under management	211,563	209,857

Book value per share	$25.36	$24.18
Tangible book value per share	$22.19	$20.54
Equity to total assets	9.74%	8.58%
Allowance to total loans receivable	1.10%	1.12%
Nonperforming loans to total loans	0.36%	0.47%
Nonperforming assets to total assets	0.31%	0.35%

NORWOOD FINANCIAL CORP

Historical Consolidated Statements of Income (unaudited)

(dollars in thousands, except per share data)

	September 30	June 30	March 31	December 31	September 30
Three months ended	2025	2025	2025	2024	2024
INTEREST INCOME
Loans receivable, including fees	$28,141	$27,115	$25,988	$26,122	$25,464
Securities	3,907	3,871	3,870	2,789	2,526
Other	144	220	226	574	497

Total interest income	32,192	31,206	30,084	29,485	28,487

INTEREST EXPENSE
Deposits	10,730	10,869	10,748	10,984	10,553
Borrowings	1,004	1,272	1,479	1,876	2,003

Total interest expense	11,734	12,141	12,227	12,860	12,556

NET INTEREST INCOME	20,458	19,065	17,857	16,625	15,931
PROVISION FOR (RELEASE OF) CREDIT LOSSES	(502)	950	857	1,604	1,345

NET INTEREST INCOME AFTER (RELEASE OF) PROVISION FOR CREDIT LOSSES	20,960	18,115	17,000	15,021	14,586

OTHER INCOME
Service charges and fees	1,660	1,514	1,513	1,595	1,517
Income from fiduciary activities	254	226	325	224	256
Net realized (losses) gains on sales of securities	—	—	—	(19,962)	—
Gains on sales of loans, net	130	65	47	50	103
Gains on sales of foreclosed real estate owned	—	—	—	—	—
Earnings and proceeds on life insurance policies	268	266	286	275	261
Other	193	177	180	159	158

Total other income	2,505	2,248	2,351	(17,659)	2,295

OTHER EXPENSES
Salaries and employee benefits	6,696	6,605	6,472	6,690	6,239
Occupancy, furniture and equipment, net	1,361	2,538	1,378	1,291	1,269
Foreclosed real estate	1	137	4	9	9
FDIC insurance assessment	368	355	406	335	339
Other	4,508	2,896	3,804	5,094	4,175

Total other expenses	12,934	12,531	12,064	13,419	12,031

INCOME BEFORE TAX (BENEFIT) EXPENSE	10,531	7,832	7,287	(16,057)	4,850
INCOME TAX (BENEFIT) EXPENSE	2,197	1,627	1,514	(3,406)	1,006

NET (LOSS) INCOME	$8,334	$6,205	$5,773	$(12,651)	$3,844

Basic (loss) earnings per share	$0.89	$0.67	$0.63	$(1.54)	$0.48

Diluted (loss) earnings per share	$0.89	$0.67	$0.63	$(1.54)	$0.48

Return on average assets (annualized)	1.40%	1.06%	1.01%	-2.19%	0.68%
Return on average equity (annualized)	14.58%	11.14%	10.73%	-26.08%	8.09%
Return on average tangible equity (annualized)	16.76%	12.83%	12.40%	-30.77%	9.58%

Net interest spread (fte)	2.94%	2.75%	2.61%	2.31%	2.23%
Net interest margin (fte)	3.63%	3.43%	3.30%	3.04%	2.99%

NORWOOD FINANCIAL CORP

Historical Consolidated Balance Sheets (unaudited)

(dollars in thousands)

	September 30	June 30	March 31	December 31	September 30
	2025	2025	2025	2024	2024
ASSETS
Cash and due from banks	$50,348	$32,052	$31,729	$27,562	$47,072
Interest-bearing deposits with banks	24,382	20,993	43,678	44,777	35,808

Cash and cash equivalents	74,730	53,045	75,407	72,339	82,880
Securities available for sale	403,989	402,460	408,742	397,846	396,891
Loans receivable	1,814,682	1,790,574	1,771,269	1,713,638	1,675,139
Less: Allowance for credit losses	19,911	20,908	20,442	19,843	18,699

Net loans receivable	1,794,771	1,769,666	1,750,827	1,693,795	1,656,440
Regulatory stock, at cost	6,163	7,538	7,616	13,366	6,329
Bank owned life insurance	45,821	46,099	46,914	46,657	46,382
Bank premises and equipment, net	22,292	21,608	20,273	19,657	18,503
Foreclosed real estate owned	—	—	—	—	—
Goodwill and other intangibles	29,375	29,387	29,402	29,418	29,433
Other assets	34,810	35,547	36,863	44,384	42,893

TOTAL ASSETS	$2,411,951	$2,365,350	$2,376,044	$2,317,462	$2,279,751

LIABILITIES
Deposits:
Non-interest bearing demand	$424,027	$406,358	$391,377	$381,479	$420,967
Interest-bearing deposits	1,649,941	1,591,476	1,613,071	1,477,684	1,434,284

Total deposits	2,073,968	1,997,834	2,004,448	1,859,163	1,855,251
Borrowings	72,071	111,850	118,590	214,862	197,412
Other liabilities	31,007	30,241	32,299	29,929	31,434

TOTAL LIABILITIES	2,177,046	2,139,925	2,155,337	2,103,954	2,084,097

STOCKHOLDERS’ EQUITY	234,905	225,425	220,707	213,508	195,654

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,411,951	$2,365,350	$2,376,044	$2,317,462	$2,279,751

Book Value per share	$25.36	$24.34	$23.84	$23.02	$24.18
Tangible Book Value per share	22.19	21.17	20.66	19.85	20.54

Allowance for credit losses to total loans	1.10%	1.17%	1.15%	1.16%	1.12%
Net charge-offs to average loans (annualized)	0.13%	0.08%	0.07%	0.12%	0.08%
Nonperforming loans to total loans	0.36%	0.45%	0.45%	0.46%	0.47%
Nonperforming assets to total assets	0.31%	0.34%	0.33%	0.34%	0.35%

Non-GAAP Financial Measures (unaudited)

The following tables reconcile certain Non-GAAP financial measures references in this release:

Adjusted Return on Average Assets
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,		Three Months Ended
	2025	2024	2025	2024	June 30, 2025
Net (loss) income	$8,334	$3,844	$20,313	$12,491	$6,205
Average assets	2,363,759	2,236,466	2,345,909	2,233,530	2,355,809
Return on average assets (annualized)	1.40%	0.68%	1.16%	0.75%	1.06
Net (loss) income	8,334	3,844	20,313	12,491	6,205
Merger Expenses	568	0	718	0	150
Tax effect at 21%	(119)	0	(151)	0	(32)

Adjusted Net Income (Non-GAAP)	8,783	3,844	20,880	12,491	6,324
Average assets	2,363,759	2,236,466	2,345,909	2,233,530	2,355,809
Adjusted return on average assets (annualized) (Non-GAAP)	1.47%	0.68%	1.19%	0.75%	1.08

Adjusted Return on Average Tangible Shareholders’ Equity
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,		Three Months Ended
	2025	2024	2025	2024	June 30, 2025
Net (loss) income	$8,334	$3,844	$20,313	$12,491	$6,205
Average shareholders’ equity	226,733	189,135	222,791	183,593	223,351
Average intangible assets	29,380	29,440	29,394	29,457	29,394

Average tangible shareholders’ equity	197,353	159,695	193,397	154,136	193,957
Return on average tangible shareholders’ equity (annualized)	16.76%	9.58%	14.04%	10.82%	12.83
Net (loss) income	8,334	3,844	20,313	12,491	6,205
Merger Expenses	568	0	718	0	150
Tax effect at 21%	(119)	0	(151)	0	(32)

Adjusted Net Income (Non-GAAP)	8,783	3,844	20,880	12,491	6,324
Average tangible shareholders’ equity	197,353	159,695	193,397	154,136	193,957
Adjusted return on average shareholders’ equity (annualized) (Non-GAAP)	17.66%	9.58%	14.43%	10.82%	13.08

Adjusted Earnings Per Share
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,		Three Months Ended
	2025	2024	2025	2024	June 30, 2025
GAAP-Based Earnings Per Share, Basic	$0.89	$0.48	$2.22	$1.55	$0.67
GAAP-Based Earnings Per Share, Diluted	$0.89	$0.48	$2.22	$1.55	$0.67
Net (Loss) Income	8,334	3,844	20,313	12,491	6,205
Merger Expenses	568	0	718	0	150
Tax effect at 21%	(119)	0	(151)	0	(32)

Adjusted Net Income (Non-GAAP)	8,783	3,844	20,880	12,491	6,324
Adjusted Earnings per Share, Basic (Non-GAAP)	$0.94	$0.48	$2.28	$1.55	$0.69
Adjusted Earnings per Share, Diluted (Non-GAAP)	$0.94	$0.48	$2.28	$1.55	$0.69

Pre Provision Net Revenue
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,		Three Months Ended
	2025	2024	2025	2024	June 30, 2025
Income before tax expense (GAAP)	$10,531	$4,850	$25,651	$15,799	$7,832
Provision for (release of) credit losses	(502)	1,345	1,305	1,069	950

Pre provision net revenue (PPNR) (Non-GAAP)	10,029	6,195	26,956	16,868	8,782
Merger expenses	568	0	718	0	150

PPNR adjusted for merger expenses (Non-GAAP)	$10,597	$6,195	$27,674	$16,868	$8,932

Net interest income on a fully taxable equivalent basis
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,		Three Months Ended
	2025	2024	2025	2024	June 30, 2025
Net Interest Income	$20,458	$15,931	$57,380	$45,566	$19,065
Taxable equivalent basis adjustment using 21% marginal tax rate	192	207	589	601	199
Net interest income on a fully taxable equivalent basis	$20,650	$16,138	$57,969	$46,167	$19,264

Average tangible equity
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,		Three Months Ended
	2025	2024	2025	2024	June 30, 2025
Average equity	$226,733	$189,135	$222,791	$183,593	$223,351
Average goodwill and other intangibles	(29,380)	(29,440)	(29,394)	(29,457)	(29,394)
Average tangible equity	$197,353	$159,695	$193,397	$154,136	$193,957

Tangible Book Value
(Dollars in thousands)

	at September 30,				at June 30,
	2025	2024			2025
Total shareholders’ equity	234,905	195,654			225,425
Adjustments:
Goodwill	(29,266)	(29,266)			(29,266)
Other intangible assets	(109)	(167)			(121)

Tangible common equity (Non-GAAP)	205,530	166,221			196,038
Common shares outstanding	9,262,325	8,090,711			9,260,522
Book value per common share	25.36	24.18			24.34
Tangible book value per common share (Non-GAAP)	22.19	20.54			21.17